SUPPLEMENT DATED DECEMBER 4, 2009
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY
and
PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

The name of The Alger American Fund has been changed to The Alger Portfolios. In addition, the names and class of the following investment options have changed to:

Old Name and Class	New Name and Class

Alger American SmallCap Growth Portfolio, Class O	Alger Small Cap Growth Portfolio, Class I-2

Alger American Income & Growth Portfolio, Class O	Alger Growth & Income Portfolio, Class I-2

Please retain this supplement with your prospectus for future reference.

SLNY Alger 12/09